Exhibit 10.22.1

THIRD AMENDMENT TO THE

AMENDED & RESTATED

INVESTMENT ADVISORY AGREEMENT

This Third Amendment to the Amended and Restated Investment Advisory Agreement (this “Amendment”), is entered into and effective as of January 1, 2023, by and between T BANK, N.A., a national banking association (“T Bank”), and Tectonic Advisors, LLC, a Texas limited liability company formerly known as III:I Financial Management Research, L.P. (“Tectonic”).

Recitals

WHEREAS, T Bank previously entered into an Advisory Services Agreement with Tectonic, joined by Cain, Watters, and Associates, P.L.L.C. (“CWA”), dated April 27, 2006, as amended by that certain letter, dated December 14, 2007, as modified by the Fee Allocation Agreement dated July 17, 2008 (the “Fee Allocation Agreement”), and as amended by Amendment No. 2 to the Advisory Services Agreement, dated October 4, 2010 (as so amended and modified, the “Advisory Services Agreement”);

WHEREAS, T Bank, Tectonic, and CWA terminated the Advisory Services Agreement and, in lieu thereof, T Bank and Tectonic entered into the Investment Advisory Agreement, dated August 23, 2012, as modified by the Fee Allocation Agreement, and as amended by Amendment No. 1 to the Investment Advisory Agreement, dated September 1, 2014 (as so amended, the “Investment Advisory Agreement”);

WHEREAS, T Bank and Tectonic amended and restated the Investment Advisory Agreement on May 14, 2015, as amended by that certain First Amendment to the Amended and Restated Investment Advisory Agreement, dated June 25, 2016, and amended by that certain Second Amendment to the Amended and Restated Investment Advisory Agreement, dated May 13, 2022 (as so amended, the “A&R Investment Advisory Agreement”); and

WHEREAS, T Bank and Tectonic desire to amend the A&R Investment Advisory Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

1.    Defined Terms. All capitalized terms in this Amendment not otherwise defined herein shall have the meaning ascribed to such terms in the A&R Investment Advisory Agreement. Unless otherwise specified, all section references in this Amendment refer to sections of the A&R Investment Advisory Agreement.

2.    Section 11.01. Section 11.01 of the A&R Investment Advisory Agreement is hereby amended and restated in its entirety as follows:

“Section 11.01. Term. The term of this Agreement shall commence as of the date set forth above and terminate on the date on which that certain Support Services Agreement dated February 5, 2015 by and between Cain, Watters & Associates, P.L.L.C., a Texas professional limited liability company, and Tectonic, as it may be amended from time to time, terminates, unless extended through mutual written agreement by T Bank and Tectonic.

3.    Effect of Amendment. Except as otherwise expressly set forth herein, all other terms and conditions of the A&R Investment Advisory Agreement remain in full force and effect without modification. From and after the execution of this Amendment by the parties hereto, any reference to the A&R Investment Advisory Agreement shall be deemed a reference to the A&R Investment Advisory Agreement as amended hereby.

4.    Governing Law. This Amendment shall be governed by the laws of the State of Texas, without regard to principles of conflicts of law.

5.   Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

6.     Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

T BANK, N.A.

By: /s/ Patrick Howard

Name:   Patrick Howard

Title:     President and Chief Operating Officer

TECTONIC ADVISORS, LLC

By: /s/ A. Haag Sherman

Name:  A. Haag Sherman

Title:    Chief Executive Officer

[Signature Page to First Amendment to A&R Investment Advisory Agreement]